Summary Prospectus and Prospectus Supplement

December 18, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated December 18, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated April 30, 2015

Limited Duration Portfolio (Class C) (the "Portfolio")

Effective as of the close of business on January 6, 2016, the Portfolio is suspending the continuous offering of its Class C shares and thus, no further purchases of Class C shares of the Portfolio may be made by investors. Existing Class C shareholders may continue to invest through reinvestment of dividends and distributions. Class C shares of the Portfolio may be exchanged (i) for Class C shares of other Morgan Stanley Multi-Class Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") or (ii) for shares of any Morgan Stanley Money Market Fund (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege"), in each case if available, without the imposition of an exchange fee. Class C shares of the Portfolio that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class C shares of any other Morgan Stanley Multi-Class Fund. Please see "Shareholder Information—Exchange Privilege" for further information.

Please retain this supplement for future reference.

  C-IFTISPT-1215